32 Tax incentives	12 Months Ended
Dec. 31, 2019
Tax Incentives
Tax incentives
32	Tax incentives

(a)	Income Tax

Since 2015, the Company obtained grant in lawsuits claiming the reduction of 75% of IR on income from the following industrial units: (i) PVC and Chlor-Alkali (Cloro Soda), established in the state of Alagoas; and (ii) Chemicals, PE, PVC and Chlor-Alkali units, established in the city of Camaçari (BA). The realization period is 10 years. In 2019, the operations in Brazil recorded tax loss, therefore it is not possible to make any deductions as a tax incentive.

(b)	PRODESIN - ICMS

The Company has ICMS tax incentives granted by the state of Alagoas, through the state of Alagoas Integrated Development Program – PRODESIN, which are aimed at implementing and expanding a plant in that state. This incentive is considered an offsetting entry to sales taxes. In 2019, the amount was R$67,796 (R$81,863 in 2018).